                                                                      EXHIBIT 21

            SUBSIDIARIES OF UNITED PARCEL SERVICE OF AMERICA, INC.
                            AS OF DECEMBER 31, 1998

Wholly-Owned Subsidiaires

                       Name of Subsidiary                          State of Organization            Date of Organization
                       ------------------                          ----------------------           ---------------------
C.C.& E. I, L.L.C................................................   Delaware                         June 1, 1983
Crossroads Distribution Center Property Owners Association
 Corporation.....................................................   Illinois                         May 4, 1989
Merchants Parcel Delivery........................................   Washington                       April 5, 1909
Oasis Wholesale Supply Corporation...............................   Louisiana                        June 15, 1998
The Orly Company L.L.C...........................................   Delaware                         March 25, 1994
Trailer Conditioners, Inc........................................   Delaware                         March 22, 1982
United Parcel Service Co.........................................   Delaware                         January 22, 1953
United Parcel Service General  Services Co.......................   Delaware                         November 4, 1957
United Parcel Service, Inc.......................................   New York                         June 27, 1930
United Parcel Service, Inc.......................................   Ohio                             March 19, 1934
United Parcel Service Oasis Supply Corporation...................   Delaware                         September 9, 1997
UPICO Corporation................................................   Delaware                         December 26, 1974
UPINSCO, Inc.....................................................   U.S. Virgin Islands              December 1, 1994
UPS Air Leasing, Inc.............................................   Delaware                         October 12, 1989
 Avenair Corporation.............................................   Nevada                           November 14, 1994
 Nevair Corporation..............................................   Nevada                           November 10, 1994
UPS Aviation Services, Inc.......................................   Delaware                         February 7, 1989
UPS Business Communications Services, Inc........................   Delaware                         July 31, 1998
UPS Capital Corporation..........................................   Delaware                         May 28, 1998
 Glenlake Financial Corp.........................................   Delaware                         July 29, 1998
 Glenlake Financial Corp. of Kentucky............................   Kentucky                         December 10, 1998
UPS Customhouse Brokerage, Inc...................................   Delaware                         April 1, 1985
UPS Deutschland Management L.L.C.................................   Georgia                          November 21, 1997
UPS (Germany) Inc................................................   Delaware                         September 10, 1980
UPS International General Services Co............................   Delaware                         August 12, 1988
UPS International, Inc...........................................   Delaware                         July 5, 1988
 United Parcel Service Espana Ltd................................   Delaware                         December 4, 1992
 United Parcel Service Italia, S.R.L.............................   Delaware                         January 11, 1993
 UPS International Forwarding, Inc...............................   Delaware                         August 13, 1990
 UPS of Argentina, Inc...........................................   Delaware                         March 17, 1992
 UPS of Brazil, Inc..............................................   Delaware                         November 12, 1993
 UPS of China, Inc...............................................   Delaware                         April 25, 1995
 UPS of Greece, Inc..............................................   Delaware                         May 10, 1996
 UPS of Norway, Inc..............................................   Delaware                         September 25, 1992
 UPS of Portugal, Inc............................................   Delaware                         June 30, 1992
UPS Internet Services, Inc.......................................   Delaware                         August 8, 1997
UPS Logistics Group, Inc.........................................   Delaware                         May 24, 1996
 Diversified Trimodal, Inc.......................................   Delaware                         July 25, 1979
 Pax Logistics International, Ltd................................   Delaware                         March 18, 1998
 Roadnet Technologies, Inc.......................................   Delaware                         May 12, 1986
 SonicAir, Inc...................................................   Arizona                          February 16, 1995
UPS Professional Services, Inc...................................   Delaware                         December 8, 1997
UPS Truck Leasing, Inc...........................................   Delaware                         September 11, 1991

                       Name of Subsidiary                           State of Organization           Date of Organization
                       ------------------                           ---------------------           --------------------
UPS Worldwide Logistics, Inc.....................................   Delaware                         December 18, 1992
 Worldwide Logistics - Nevada, Inc...............................   Delaware                         January 4, 1999
 Worldwide Logistics  TriState, a UPS Worldwide Logistics
  Company........................................................   Delaware                         June 25, 1998
 Worldwide Dedicated Services, Inc...............................   Delaware                         June 9, 1995
UPS Procurement Services Corporation.............................   Delaware                         September 9, 1997
UPS Properties, Inc..............................................   Delaware                         May 9, 1990
 El Paso Distribution Center, Inc. (One).........................   Texas                            September 17, 1990
 El Paso Distribution Center, Inc. (Two).........................   Texas                            September 17, 1990
 Tri-State Distribution, Inc. (One)..............................   Illinois                         September 14, 1990
 Tri-State Distribution, Inc. (Two)..............................   Illinois                         September 14, 1990
 Tri-State Distribution, Inc. (Three)............................   Illinois                         September 14, 1990
 Tri-State Distribution, Inc. (Four).............................   Illinois                         September 14, 1990
 Tri-State Distribution, Inc. (Five).............................   Illinois                         September 14, 1990
 Vista Distribution Center, Inc. (One)...........................   Nevada                           September 14, 1990
 Vista Distribution Center, Inc. (Two)...........................   Nevada                           September 14, 1990
 Vista Distribution Center, Inc. (Three).........................   Nevada                           September 14, 1990
 Vista Distribution Center Inc. (Four)...........................   Nevada                           September 14, 1990.
 Vista Distribution Center, Inc. (Five)..........................   Nevada                           September 14, 1990.
UPS Telecommunications, Inc......................................   Delaware                         April 25, 1990
UPS Worldwide Forwarding, Inc....................................   Delaware                         August 12, 1988
Velleb, Inc......................................................   Washington                       October 30, 1995
II Morrow, Inc...................................................   Oregon                           March 9, 1982
Adi Realty Company...............................................   Idaho                            March 30, 1979
Alko Corporation.................................................   Oklahoma                         December 7, 1976
Bardale Company..................................................   Illinois                         July 1, 1965
Basplaz Corporation..............................................   Delaware                         January 16, 1987
Brastock Corporation.............................................   Nebraska                         April 15, 1974
Brookind Corporation.............................................   Illinois                         January 26, 1970
Buckroe Corporation..............................................   Alabama                          September 17, 1984
Burdence Corporation.............................................   Rhode Island                     September 26, 1969
Chasreal, Inc....................................................   West Virginia                    January 20, 1965
Cleve Company....................................................   Ohio                             December 19, 1958
Cova Corporation.................................................   Virginia                         March 13, 1978
Dakkel Corporation...............................................   South Dakota                     February 11, 1971
Dalho Corporation................................................   Texas                            January 29, 1970
Darico, Inc......................................................   Connecticut                      May 26, 1969
Daven Corporation................................................   Iowa                             June 14, 1976
Denado Corporation...............................................   Colorado                         March 1, 1971
Edison Corporation...............................................   New Jersey                       April 21, 1970
Elsil Corporation................................................   Illinois                         July 3, 1986
Evind Corporation................................................   Indiana                          November 6, 1969
Fardak Corporation...............................................   North Dakota                     February 11, 1971
Galanta Company..................................................   Georgia                          July 15, 1968
Kylou, Inc.......................................................   Kentucky                         May 24, 1982
Labar Corporation................................................   Louisiana                        October 12, 1983
Mascester Company, Inc...........................................   Massachusetts                    June 13, 1969
Masreal Company, Inc.............................................   Massachusetts                    November 8, 1962
Mexalb Corporation...............................................   New Mexico                       September 15, 1975
Minneagen Real Estate Company....................................   Minnesota                        January 28, 1985

                       Name of Subsidiary                          State of Organization           Date of Organization
                       ------------------                          ---------------------           --------------------
Missjack Company.................................................   Mississippi                      January 4, 1971
Montbill Corporation.............................................   Montana                          July 22, 1976
Moroc Corporation................................................   Missouri                         October 6, 1972
Newbany Corporation..............................................   New York                         September 23, 1969
Nubee, Inc.......................................................   New York                         December 9, 1943
Oshcon Corporation...............................................   Wisconsin                        April 16, 1974
Parkprop, Inc....................................................   Kansas                           March 7, 1989
Penallen Corporation.............................................   Pennsylvania                     July 7, 1969
Ralcar Corporation...............................................   North Carolina                   April 20, 1970
Rockapar Corporation.............................................   Arkansas                         April 30, 1973
Royoak, Incorporated.............................................   Michigan                         July 10, 1969
Sallad Corporation...............................................   Texas                            February 26, 1982
Saluta Corporation...............................................   Utah                             February 22, 1977
Saskan Corporation...............................................   Kansas                           June 16, 1969
 Kacika Corporation..............................................   Kansas                           November 13, 1984
Socol Company, Inc...............................................   South Carolina                   July 2, 1969.
Solacal Company..................................................   California                       February 16, 1966
 Lacalos Corporation.............................................   Nevada                           January 29, 1986
Sophil Company...................................................   Pennsylvania                     August 22, 1962
South Seventh Corporation........................................   Washington                       June 11, 1969
Stadiana, Inc....................................................   Indiana                          April 1, 1959
Swanpor Corporation..............................................   Oregon                           May 13, 1970
Temphis Corporation..............................................   Tennessee                        September 10, 1969
Valacal Company..................................................   California                       July 7, 1966
Verbal Corporation...............................................   Maryland                         September 18, 1969
Verlas Corporation...............................................   Nevada                           March 24, 1971
Willmanch Corporation............................................   New Hampshire                    October 30, 1973
Wycas Corporation................................................   Wyoming                          June 10, 1976
Wyld, Inc........................................................   Delaware                         September 5, 1980

International Subsidiaries


                       Name of Subsidiary                          Country of Organization          Date of Organization
                       ------------------                          -----------------------          --------------------
UPS de Argentina, S.A............................................   Argentina                     September 25, 1998
United Parcel Service Pty. Ltd...................................   Australia                     December 7, 1990
UPS Pty. Ltd.....................................................   Australia                     January 19, 1990
United Parcel Service
 Speditionsgesellschaft m.b.H....................................   Austria                       September 2, 1986
UPS AZ...........................................................   Azerbaijan                    January 29, 1998
United Parcel Service (Bahrain) WLL..............................   Bahrain                       February 19, 1983
UPS Belarus......................................................   Belarus                       February 10, 1997
United Parcel Service Belgium N.V................................   Belgium                       March 25, 1986
UPS Europe N.V./S.A..............................................   Belgium                       September 24,1996
United Parcel Service (Bermuda) Ltd..............................   Bermuda                       June 25, 1985
UPS of Bermuda, Inc..............................................   Bermuda                       June 25, 1985
UPS do Brasil, Cia...............................................   Brazil                        January 24, 1994
2855-8278 Quebec Inc.............................................   Canada                        April 24, 1991
724352 Ontario Limited...........................................   Canada                        June 19, 1987


                                                                    Country of
                       Name of Subsidiary                          Organization                  Date of Organization
                       -----------------                           ------------                  --------------------
United Parcel Service Canada Ltd.................................   Canada                        September 19, 1974
UPS Logistics Group Canada Ltd...................................   Canada                        December 1, 1998
United Parcel Service Cayman Islands  Limited....................   Cayman Islands                June 5, 1992
United Parcel Service de Chile Limitada..........................   Chile                         January 14, 1997
UPS de San Jose, S.A.............................................   Costa Rica                    July 27, 1995
UPS Denmark A/S..................................................   Denmark                       January 1, 1989
UPS Dominicana, S.A..............................................   Dominican Republic            June 18, 1997
United Parcel Services Finland OY ...............................   Finland                       January 28, 1987
United Parcel Service France  S.N.C..............................   France                        March 31, 1994
UPS Worldwide Logistics SARL.....................................   France                        August 14, 1997
UPS Georgia......................................................   Georgia                       March 17, 1997
Prost-Transports S.A.  Speditionsgesellschaft gmbH...............   Germany                       1989
UPS Air Cargo Service GmbH.......................................   Germany                       January 12, 1988
UPS Deutschland Inc. and Co. OHG. ...............................   Germany                       October 12, 1997
UPS Grundstuecksverwaltungs GmbH.................................   Germany                       February 25, 1985
UPS Holding GmbH.................................................   Germany                       January 9, 1976
UPS Transport GmbH...............................................   Germany                       August 5, 1976
UPS Transport GmbH II  ..........................................   Germany                       July 25, 1990
UPS Worldwide Logistics GmbH.....................................   Germany                       August 17, 1993
UPS Parcel Delivery Service Limited..............................   Hong Kong                     November 6, 1987
UPS Hungary kft..................................................   Hungary                       November 1, 1997
United Parcel Service CSTC  Ireland Limited......................   Ireland                       June 8, 1995
United Parcel Service of  Ireland Limited........................   Ireland                       March 25, 1986
United Parcel Service Italia, S.R.L..............................   Italy                         July 30, 1986
UPS Japan Limited................................................   Japan                         October 14, 1986
United Parcel Service Jersey Limited.............................   Jersey                        October 23, 1973
UPS (KZ).........................................................   Kazaksthan                    December 20, 1996
UPS-Korea Express Company Ltd. ..................................   Korea                         January 30, 1996
United Parcel Service (M)Sdn. Bhd................................   Malaysia                      August 17, 1988
United Parcel Service de  Mexico S.A., de C.V....................   Mexico                        November 22, 1989
UPS Worldwide Logistics de Mexico................................   Mexico                        June 3, 1996
UPS Plus SRL (Moldova). .........................................   Moldova                       July 25, 1997
Prost-Transports Frankrijk B.V...................................   Netherlands                   July 20, 1988
United Parcel Service Nederland B.V..............................   Netherlands                   December 19, 1985
UPS Worldwide Logistics Nederland BV.............................   Netherlands                   January 31, 1996
United Parcel Service Nigeria Ltd................................   Nigeria                       December 28, 1978
UPS Norge A/S....................................................   Norway                        August 8, 1986
UPS-Delbros International Express Co. Ltd. ......................   Philippines                   February 27, 1997
UPS International General Services   Co..........................   Philippines                   November 19, 1996
UPS of Portugal -- Transportes
 Internacionais de Mercadorias Lda...............................   Portugal                      September 12, 1997
UPS Sovtransavto.................................................   Russia                        December 1, 1989
United Parcel Service Singapore  PTE Ltd.........................   Singapore                     June 15, 1988
UPS Worldwide Logistics Asia Pte.,  Inc..........................   Singapore                     November 17, 1995
Sociedad Inversora Sanrelman, S.A................................   Spain                         November 17, 1988
United Parcel Service Espana Ltd. Y  Compania, S.R.C.............   Spain                         January 1, 1993
UPS Spain, S.L...................................................   Spain                         March 9, 1988
United Parcel Service Sweden AB..................................   Sweden                        November 11, 1967
United Parcel Service (Switzerland)..............................   Switzerland                   August 28, 1986
UPS Parcel Delivery Service Limited..............................   Thailand                      September 28, 1988


                                                                    Country of
                       Name of Subsidiary                         Organization                  Date of Organization
                       ------------------                         ------------                  --------------------
Ukrainian Parcel Service.........................................   Ukraine                       March 11, 1994
Atexco (1991) Limited............................................   United Kingdom                March 6, 1985
Atlasair Limited.................................................   United Kingdom                July 24, 1947
Carryfast Limited................................................   United Kingdom                August 4, 1941
United Parcel Service of America.................................   United Kingdom                October 28, 1991
UPS Air Couriers of America Ltd..................................   United Kingdom                February 11, 1969
UPS (UK) Limited.................................................   United Kingdom                October 2, 1984
UPS Limited......................................................   United Kingdom                July 24, 1985
UPS of America Limited...........................................   United Kingdom                March 5, 1985
UPS Worldwide Logistics Ltd......................................   United Kingdom                November 28, 1995